UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 14, 2016

Valeritas Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-198807	46-5648907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Sawleaf Ct. San Luis Obispo, California 93401
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	1-800-546-7939
Cleaner Yoga Mat, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On April 14, 2016, Cleaner Yoga Mat, Inc., a Florida corporation (“CYGM”), entered into an Agreement and Plan of Merger (the “Plan of Merger”) with Valeritas Holdings, Inc., its wholly owned Delaware subsidiary (“Valeritas Holdings”), pursuant to which CYGM merged with and into Valeritas Holdings (the “Merger”).  The information contained in Item 3.03 below regarding the terms and conditions of the Plan of Merger is incorporated herein by reference.

Plan of Merger is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities

The information contained in Item 3.03 below regarding the issuance of Valeritas Holdings Common Stock (as defined below) in exchange for CYGM Common Stock (as defined below) is incorporated herein by reference.  The issuance of the shares of Valeritas Holdings Common Stock pursuant to the Plan of Merger was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving any public offering.

Item 3.03                      Material Modification to Rights of Security Holders

Effective as of April 15, 2016, CYGM merged with and into Valeritas Holdings, with Valeritas Holdings as the surviving corporation and successor in interest to CYGM, pursuant to the Plan of Merger.  The Merger was accomplished by the filing of (a) Articles of Merger with the Secretary of State of the State of Florida (the “Articles of Merger”) and (b) Certificate of Merger with the Secretary of State of the State of Delaware (the “Certificate of Merger”).  The purpose of the Merger was to re-domicile CYGM from Florida to Delaware and to effect a name change and recapitalization, as described below.

The Plan of Merger was duly approved by the written consent of the majority stockholders of CYGM, and by CYGM, as the sole stockholder of Valeritas Holdings, on April 14, 2016.  The Plan of Merger had previously been approved by the sole directors of each of CYGM and Valeritas Holdings as of April 14, 2016.

Valeritas Holdings was incorporated on April 14, 2016, for the sole purpose of effecting the Merger.  Valeritas Holdings has an authorized share capital of 300,000,000 shares of common stock, par value $0.001 per share (“Valeritas Holdings Common Stock”) and 10,000,000 shares of preferred stock, par value $0.001 per share.  Prior to the Merger, Valeritas Holdings had 100 shares of its Valeritas Holdings Common Stock outstanding, held by CYGM, and therefore was a wholly-owned subsidiary of CYGM.  Prior to the Merger, Valeritas Holdings had no assets, liabilities or business.

Pursuant to the Plan of Merger, upon the effectiveness of the Merger:

•	CYGM re-domiciled from Florida to Delaware and changed its name from “Cleaner Yoga Mat, Inc.” to “Valeritas Holdings Holdings, Inc.”;

•
The authorized capital stock of CYGM increased from 100,000,000 shares of common stock (“CYGM Common Stock”) to 310,000,000 shares of Valeritas Holdings, consisting of 300,000,000 shares of Valeritas Holdings Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share;

•	The affairs of the registrant ceased to be governed by the FBCA and became subject to the Delaware General Corporation Law (“DGCL”);

•
The Certificate of Incorporation of Valeritas Holdings and its existing bylaws became the Certificate of Incorporation (the “Delaware Certificate of Incorporation”) and new bylaws (the “Delaware Bylaws”) of the registrant by operation of the Merger;

•
The sole director of Valeritas Holdings immediately preceding the Merger became the sole director of the surviving corporation on and after the effectiveness of the Merger, and the sole officer of Valeritas Holdings immediately preceding the Merger became the sole officer of the surviving corporation on and after the effectiveness of the Merger;

•
Each share of the CYGM Common Stock issued and outstanding immediately before the Merger automatically extinguished and converted into 4.0486 issued and outstanding and fully paid and non-assessable shares of Valeritas Holdings Common Stock subject to the same terms, conditions as it existed immediately before the Merger;

•
Each holder of record of a stock certificate evidencing outstanding shares of CYGM Common Stock prior to the Merger (“Old Certificates”) is entitled to receive, upon surrender of Old Certificates to the surviving corporation’s transfer agent for cancellation, a certificate (the “New Certificate”) evidencing the number of shares of CYGM Common Stock into and for which the shares formerly represented by Old Certificates so surrendered are converted pursuant to the Merger.  No fractional shares will be issued.  In lieu of any fractional shares to which a holder would otherwise be entitled Valeritas Holdings will round such fraction up to the next whole integer; and

•
Valeritas Holdings, as the successor registrant, will continue to file reports under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder.

The Merger did not materially modify the rights of the registrant’s shareholders.  However, as of the effective date of the Merger, the determination of the rights of the registrant’s shareholders began to be governed by the DGCL and by the Delaware Certificate of Incorporation and the Delaware Bylaws, adopted pursuant to the Plan of Merger, which are filed as exhibits to this report.  There are some key differences between DGCL and FBCA, which are summarized in the chart below.  This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which the registrant believes are most relevant to the shareholders.  This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the full text of, and decisions interpreting, applicable Florida and Delaware law.

Comparison of Stockholder Rights

Florida	Delaware
Authorized Capital Stock
The authorized capital stock of CYGM immediately prior to the Merger consisted of 100,000,000 shares of common stock and no shares of preferred stock.	The authorized capital stock of Valeritas Holdings immediately following the Merger consists of 300,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Amendment of Certificate/Articles of Incorporation
Section 607.1003 of the FBCA provides that, subject to provisions in the articles of incorporation or the board of directors requiring a greater vote or a vote by voting groups, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters’ rights, and the votes required by Sections 607.0725 (quorum and voting requirements for voting group) and Sections 607.0726 (action by single and multiple voting groups) by every other voting group entitled to vote on the amendment.

The Board of Directors must recommend the amendment to the shareholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment. Unless otherwise provided in the articles of incorporation, the shareholders of a corporation having 35 or fewer shareholders may amend the articles of incorporation without an act of the directors at a meeting for which notice of the changes to be made is given.

Section 242 of the DGCL provides that an amendment of the certificate of incorporation requires the affirmative vote of the majority of the outstanding stock entitled to vote.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the Board of Directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote.  It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

The Delaware Certificate of Incorporation does not contain provisions requiring a greater vote by the stockholders in connection with the amendment to its certificate of incorporation.

Number of Directors
The Bylaws of CYGM provided that the number of directors of CYGM may be increased or decreased by the shareholders or by unanimous consent of all directors, but shall not be less than one.  The number of directors of CYGM immediately prior the Merger was one.

The Delaware Bylaws provide that, except as otherwise required by the Certificate of Incorporation, the number of directors which shall constitute the whole board of directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than one and not more than seven.  The current number of directors of the registrant is one.

Certification of Shares
Under Section 607.0626 of the FBCA, shares may but need not be represented by certificates.  Unless the articles of incorporation or by-laws provide otherwise, the board of directors of a corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates.  The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

The bylaws of CYGM, while they did not contain specific provisions authorizing issuance of uncertificated shares of CYGM Common Stock, also did not expressly prohibit issuance of uncertificated shares.

Under Section 158 of the DGCL the shares of a corporation shall be represented by certificates, provided that the board of directors of a corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation).

The Delaware Bylaws allow the Board of Directors to authorize by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares, provided that any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  .

Standard of Conduct for Directors
Under Section 607.0830 of the FBCA, a director has a fiduciary relationship to the corporation and its  shareholders and is required to discharge his or duties as a director, including his or her duties as a member of a committee:
• in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and
• In a manner he or she reasonably believes to be in the best interests of the corporation.

In discharging his or her duties, a director may consider such factors as the director deems relevant, including:
• the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts.  Generally, directors of Delaware corporations are subject to fiduciary duties of care, loyalty and good faith.

The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances and act on an informed basis after due consideration of the relevant information that is reasonably available.  In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations.  Breaching the duty of good faith requires more, for example, intentional dereliction of duty or a conscious disregard of one’s responsibilities.

When directors act consistently with their duties of care, loyalty and good faith, their decisions generally are presumed to be valid under the business judgment rule.

Limitation of Liability
Section 607.0831 of the FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless;
• The director breached or failed to perform his or her  duties as a director, and such breach of, or failure to perform, these duties constitutes: a violation of criminal law;
• constitutes a transaction from which the director derived an improper personal benefit, either directly or indirectly;
• In a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct; or
• In a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.
The director’s breach of, or failure to perform, duties as a director constitutes a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his conduct was unlawful.

Section 145 of the DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:
• any breach of the director’s duty of loyalty to the corporation or its stockholders;
• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
• liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions; or
• any transaction from which the director derived an improper personal benefit.

The Delaware Certificate of Incorporation contains a provision limiting the liability of its directors in this manner.  It limits the liability of the registrant’s directors to the fullest extent permitted by the DGCL.  A director of the registrant shall not be personally liable to the registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived any improper personal benefit.

Indemnification
Section 607.0850 of the FBCA provides that a corporation shall have power to indemnify any director, officer, employee or agent of the corporation or against liability incurred in connection with such proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any proceeding, or any claim, issue or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by such person in connection with the proceeding or the person’s defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification.
Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction.
On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, if it determines that:
• the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;
• the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power to make further indemnification; or
• the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

The Delaware Bylaws reflect the broad scope of indemnification under the DGCL, providing for indemnification to the fullest extent permitted under the DGCL to any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (a) is or was a director or officer of the registrant or any predecessor of the registrant or (b) served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of the registrant or any predecessor of the registrant; provided, however, that such indemnification must be authorized in advance by the Board of Directors.

The Delaware Bylaws provide that the corporation  may grant rights to indemnification, and rights to be paid by the corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of the registrant or any predecessor of the registrant to the fullest extent with respect to the indemnification and advancement of expenses of directors and officers of the Registrant.

The right to indemnification includes the right to receive payment of expenses to directors or officers in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay the registrant if it is ultimately determined that he or she was not entitled to indemnification.

The broad scope of indemnification available under Delaware law will permit the registrant to offer its directors and officers greater protection against the costs and risks attendant to litigation of claims against officers and directors.  The Board of Directors believes that such protection is reasonable and desirable in order to enhance the registrant’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of the registrant with regard to the best interests of the registrant and its stockholders.

The sole member of the Board of Directors may be deemed to have a personal interest in the effectuation of the re-domicile, because, as director of the registrant, he may personally benefit from the indemnification provisions of the Delaware Bylaws.

Interested Director Transactions – Director Conflicts of Interest
Under Section 607.0832 of the FBCA, a contract or other transactions between a Florida corporation and any of its directors or any entity in which one of its directors or officers is a director or officer are financially interested shall not be either void or voidable because of such relationship or interest or because that director was present at the meeting of directors which authorizes, approves, or ratifies such contract or transaction, or because his or her or their votes are counted for such purpose, if:
• the fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;
• the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or
• the contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under Section 144 of the DGCL, specified contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable solely because of such interest if such contract or transaction:
• is authorized in good faith by the corporation’s stockholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known; or

• was fair to the corporation at the time it was approved.

The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Dividends and Other Distributions
Under Section 607.06401 of the FBCA, a corporation may make a distribution, unless after giving effect to the distribution:
•  the corporation would not be able to pay its debts as they come due in the usual course of business; or
• the corporation’s assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

Section 170 of the DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Anti-Takeover Provisions: Business Combination Statutes and Affiliated Transactions
FBCA does not have a business combination statute like Delaware, but instead has an affiliated transactions statute, described below.

Section 607.0901 defines an “affiliated transaction” as a merger by a Florida corporation with an “interested shareholder,” a sale, lease or other disposition to the interested shareholder of assets of the corporation above a certain threshold including 5% or more of the fair market value of all of the assets of the corporation, or the issuance or transfer by the corporation of shares of its capital stock having a fair market value equal to 5% of the fair market value of all of the outstanding shares of the corporation to the interested shareholder, adoption of any plan for liquidation or dissolution involving the interested shareholder, any reclassification of securities, or any receipt by the interested shareholder of any loans, guarantees or other financial assistance.

An interested shareholder is any person who is a beneficial owner of more than 10% of the outstanding voting shares of the corporation.  Beneficial ownership is defined similarly to that defined by the SEC.  Generally, the Florida statute requires approval of an affiliated transaction by two-thirds of the voting shares of the corporation other than the shares beneficially owned by the interested shareholder.  The statute further provides that a majority of the disinterested directors may approve an affiliated transaction.  Additionally, the statute regulates the amount of cash and other assets to be received by the corporation’s holders of voting securities.
The additional limitations provide that for a specified three-year period during which the interested shareholder has been an interested shareholder, he shall not have received any loans, guarantees or other financial assistance from the corporation.

DGCL does not have an affiliated transactions statute but has a business combination statute, described above.

Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested stockholders.  Under the DGCL, an “interested stockholder,” is defined as a stockholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities or an affiliate who owned at least 15% of outstanding voting shares in the last three years, cannot enter specified business combinations with the corporation for a period of three years following the time that such person became an interested stockholder unless:

• prior to that time the Board of Directors of the corporation approved either the “business combination” or the transaction which resulted in the stockholder becoming an “interested stockholder;”
• upon consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the “interested stockholder”) those shares owned by persons who are directors and also officers and shares owned by employee stock ownership plans in which employee participants do not have the right to determine confidentially whether the shares held subject to the plan will be tendered in a tender offer or exchange offer; or
• at or subsequent to that time, the “business combination” is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the “interested stockholder.”
The three-year prohibition does not apply under certain circumstances, including “business combinations” with a corporation which does not have a class of voting stock that is:
• listed on a national security exchange;
held of record by more than 2,000 stockholders,
unless in each case this result was directly or indirectly caused by the “interested stockholder” or from a transaction in which a person became an “interested stockholder.”

The term “business combination” is broadly defined to include a wide variety of transactions, including mergers, consolidations, sales or other dispositions of 10% or more of a corporation’s assets and various other transactions which may benefit an “interested stockholder.”

Appraisal or Dissenters’ Rights
Sections 607.1301-607.1333 provide that stockholders have the right, in some circumstances, to dissent from certain corporate actions and demand cash payment of, the fair value of their shares in the event of a number of corporate actions including but not limited to:
• a merger or consolidation of the corporation, or
• a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution.

Appraisal rights are not available for the holders of shares of any class or series of shares which is:
• listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or
• not so listed or designated, but has at least 2,000 shareholders (including beneficial owners who hold their shares in “street name” through brokers) and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.
A shareholder is entitled to appraisal rights, however may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:
• was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or
• was procured as a result of fraud or material misrepresentation.

Section 262 of the DGCL provides that stockholders may have the appraisal rights in connection with a statutory merger or consolidation in specified situations and may, in some circumstances, to dissent from certain corporate action and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

• listed on a national securities exchange;
• included in the national market system by the National Association of Securities Dealers, Inc.; or
• held by more than 2,000 stockholders of record; unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to dissenters’ rights. As a Delaware corporation, appraisal rights will be available to Valeritas Holdings stockholders since the exceptions listed above do not apply to them..

Financial Statements and Reports to Shareholders
Section 607.1620 of FBCA provides that, unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, a corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year.

If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.  If the annual financial statements are reported upon by a public accountant, his or her report must accompany them.  If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation’s accounting records.

If a corporation does not comply with the shareholder’s request for annual financial statements pursuant to this section within 30 days of delivery of such request to the corporation, the circuit court in the county where the corporation’s principal office (or, if none in this state, its registered office) is located may, upon application of the shareholder, summarily order the corporation to furnish such financial statements. The court may also order the corporation to pay the shareholder’s costs, including reasonable attorney’s fees, reasonably incurred to obtain the order and otherwise enforce its rights under this section.

Section 220 of the DGCL only requires that a corporation allow any stockholder to have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from (i) the corporation’s stock ledger, a list of its stockholders and its other books and records; and (ii) a subsidiary’s books and records, to the extent that the corporation has actual possession and control of such records of such subsidiary or the corporation could obtain such records through the exercise of control over such subsidiary.

Moreover, the statute provides that where the stockholder seeks to inspect the corporation’s books and records, other than its stock ledger or list of stockholders, such stockholder shall first establish that: (1) such stockholder is a stockholder; (2) such stockholder has complied with the form and manner of making demand for inspection of such documents; and (3) the inspection such stockholder seeks is for a proper purpose.

The Merger did not result in any change in the business, management, federal tax identification number, physical location of principal executive offices, assets, liabilities, net worth, accounting practices or control of the registrant.

The foregoing descriptions of the Delaware Certificate of Incorporation, the Delaware Bylaws, the Florida Articles of Merger, and the Delaware Certificate of Merger do not purport to be complete and are qualified in their entirety by reference to the complete text of these documents, which are filed as Exhibits 3.1, 3.2, 3.3 and 3.4 hereto, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  In addition, many provisions of the FBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  As a result, the discussion contained herein is not a substitute for direct reference to the FBCA and the DGCL.

Item 5.03                      Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The information contained in Item 3.03 above is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The information contained in Item 3.03 above is incorporated herein by reference.

Item 8.01                      Other Events.

The registrant is currently engaged in discussion with Valeritas, Inc., a Delaware corporation, regarding a possible business combination involving the companies.  At this stage, no definitive terms have been agreed to, and neither party is currently bound to proceed with any transaction.  With the permission of Valeritas, Inc., the registrant has changed its name and its domicile to facilitate these discussions. If the parties determine not to proceed with a business combination, the registrant may adopt another name.

On April 28, 2016, the Financial Industry Regulatory Authority notified us that the Merger and its results, including re-domicile of the registrant in Delaware, the name change and the conversion of CYGM Common Stock into Valeritas Holdings Common Stock, would take effect on the over-the-counter market at the start of business on April 29, 2016.  The trading symbol is also expected to change to VLRX  twenty (20) business days after the effective date of the Merger on the over-the-counter  market.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated April 14, 2016, between Cleaner Yoga Mat, Inc. and Valeritas Holdings, Inc.
3.1	Certificate of Incorporation of Valeritas Holdings, Inc., filed April 14, 2016
3.2	Bylaws of Valeritas Holdings, Inc.
3.3	Florida Articles of Merger of Cleaner Yoga Mat, Inc. with and into Valeritas Holdings, Inc., filed April 15, 2016
3.4	Delaware Certificate of Merger of Cleaner Yoga Mat, Inc. with and into Valeritas Holdings, Inc., filed April 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 2016                                                                           VALERITAS HOLDINGS, INC.

By:           /s/ Leisa Swanson
Name:  Leisa Swanson
Title:  President